Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

December 31, 2007

OneBeacon Insurance Group, Ltd.

Addresses:

601 Carlson Parkway, Minnetonka, MN 55305 (Executive Offices)

1 Beacon Lane, Canton, MA 02021 (U.S. Headquarters)

Internet address:

www.onebeacon.com

Financial Goals	Insurance Financial Strength Ratings
		A.M. Best	S&P	Fitch	Moody’s
• GAAP combined ratio: 95 - 96%	OneBeacon Insurance Group	A	A	A	A2
• Operating ROAE: 13 - 15%
• Growth in book value per share: 15 - 16%	Other Ratings:
• Dividend yield: 3.0 - 3.5%	Fund American Companies Senior debt	bbb	BBB	BBB	Baa2
• Debt to total capital: 30% or lower
• Solid/Stable “A” financial strength ratings

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Transfer Agent	Company Contact

Wells Fargo Bank N.A.	Todd Mills
Shareowner Services	Treasurer
161 North Concord Exchange	781-332-7442
South St. Paul, MN 55075-1139
1-800-767-3330

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - iii
Safe Harbor Statement.	iv

Consolidated Results
Consolidated Financial Results.	C-1
Consolidated Statements of Income and Comprehensive Income	C-2
Consolidating Statements of Operations
For Twelve Months Ended December 31, 2006 and 2007	C-3
For Three Months Ended December 31, 2006 and 2007	C-4
Adjusted Comprehensive Net Income, Adjusted Net Income and Adjusted Operating Income.	C-5
Impact of Non-Recurring Items on Adjusted Comprehensive Net Income,
Adjusted Net Income and Adjusted Operating Income
For Twelve Months Ended December 31, 2007.	C-6
For Three Months Ended December 31, 2007	C-7
Consolidated Balance Sheets.	C-8
Computation of Return on Equity Measures	C-9
Book Value and Adjusted Book Value Per Common Share	C-10
Capital Structure	C-11

Primary Insurance Operations
Pre-Tax Income	PIO-1
Underwriting Results	PIO-2
Underwriting Results by Unit
For Twelve Months Ended December 31, 2007	PIO-3
Primary Insurance Operations - Impact of Non-Recurring Items on Underwriting Results
For Twelve Months Ended December 31, 2007	PIO-4
Underwriting Results by Unit
For Three Months Ended December 31, 2007	PIO-5
Primary Insurance Operations - Impact of Non-Recurring Items on Underwriting Results
For Three Months Ended December 31, 2007	PIO-6
Specialty Lines
Underwriting Results	PIO-7
Premiums	PIO-8
Statistical Premium Information	PIO-9
Commercial Lines
Underwriting Results	PIO-10
Premiums	PIO-11
Statistical Premium Information	PIO-12
Personal Lines
Underwriting Results	PIO-13
Premiums	PIO-14
Statistical Premium Information	PIO-15
Loss and LAE Reserve Summary	PIO-16

Other Segments
Affiliate Quota Shares Results.	OS-1
Other Operations Results	OS-2

Investments
Consolidated - Investment Earnings Pre-Tax	I-1
Consolidated - Investment Returns	I-2
Consolidated - Composition of Invested Assets	I-3

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation

•            Consolidated results include Primary Insurance Operations, Affiliate Quota Shares and Other Operations. The Primary Insurance Operations segment includes the underwriting results of Specialty, Commercial and Personal Lines and results from run-off. The Affiliate Quota Shares segment includes two quota share reinsurance arrangements with subsidiaries of White Mountains (Esurance and Sirius), which we entered into primarily for White Mountains’ capital management purposes. During the fourth quarter of 2006, these quota share reinsurance agreements were commuted. The Other Operations segment consists of OneBeacon Insurance Group, Ltd. and our intermediate subsidiary holding companies. The Other Operations segment primarily consists of financing activities, purchase accounting adjustments relating to our acquisition by White Mountains, and other assets and general and administrative expenses incurred at the holding company level.

•            Statistical premium information has been incorporated herein to provide supplemental data that indicate trends in the underwriting units within the Primary Insurance Operations segment.

•             The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•             NM - Not meaningful

Non-GAAP Financial Measures

•            This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance.  In addition, certain of these non-GAAP financial measures have been adjusted to exclude the impacts of economically defeasing the Company’s mandatorily redeemable preferred stock.  As described in more detail in the Company’s 2006 Annual Report on Form 10-K for the year ended December 31, 2006, in connection with its initial public offering, the Company created two irrevocable grantor trusts and funded them with assets sufficient to make the remaining dividend and redemption payments for $20 million of preferred stock that was redeemed in June 2007 and $300 million of preferred stock that will be redeemed in May of 2008.  The Company created and funded these trusts to appropriately capitalize and leverage the Company in preparation for and in connection with its initial public offering.  Having completed these actions, management believes that presentation of certain of the non-GAAP financial measures as described below, adjusted to exclude the impact of the economic defeasance of the preferred stock as of and for the respective periods, is a useful supplement to understanding the Company’s earnings and profitability.

•            Adjusted book value per common share is a non-GAAP financial measure which is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from book value per common share, the most closely comparable GAAP measure. For the reason stated above, management believes that adjusted book value per common share is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of book value per common share to adjusted book value per common share is included on page C-10.

•            Adjusted book value per common share, including dividends is a non-GAAP financial measure which is derived by adding back the impact of dividends paid to adjusted book value per common share (a non-GAAP financial measure described above). Management believes that adjusted book value per common share, including dividends is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of book value per common share to adjusted book value per common share, including dividends is included on page C-10.

i

•            Adjusted comprehensive net income is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from comprehensive net income, the most closely comparable GAAP measure. As described above, management believes that adjusted comprehensive net income is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of comprehensive net income to adjusted comprehensive net income is included on page C-5.

•            Adjusted net income is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from net income, the most closely comparable GAAP measure. As described above, management believes that adjusted net income is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of  net income to adjusted comprehensive net income is included on page C-5.

•            Adjusted net income per common share is calculated by dividing adjusted net income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that adjusted net income per share is a useful supplement to understanding the Company’s earnings and profitability.   The reconciliation of net income to adjusted net income is included on page C-5. The calculation of adjusted net income per common share is also included on page C-5.

•            Operating income is a non-GAAP financial measure that excludes net realized investment gains or losses and the related tax effect from net income.  Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that net realized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of net income to operating income is included on page C-5.

•            Adjusted operating income is a non-GAAP financial measure that excludes the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from operating income (a non-GAAP financial measure described above).  Management believes that adjusted operating income is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income to adjusted operating income is included on page C-5.

•            Adjusted operating income per common share is calculated by dividing adjusted operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that adjusted operating income per share is a useful supplement to understanding the Company’s earnings and profitability.  Net income  per share is the most directly comparable GAAP measure.  The reconciliation of net income to adjusted operating income is included on page C-5. The calculation of adjusted operating income per common share is also included on page C-5.

•            Adjusted common shareholders’ equity, the average of which is used in calculating adjusted comprehensive returns (a non-GAAP financial measure described below), is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from common shareholders’ equity, the most closely comparable GAAP measure. The reconciliation of common shareholders’ equity to adjusted common shareholders’ equity is included on page C-9.

•            Adjusted comprehensive return on average adjusted common shareholders’ equity is calculated by dividing adjusted comprehensive net income (a non-GAAP financial measure described above) for the latest 12 month period by average adjusted common shareholders’ equity (a non-GAAP financial measure described above). Management believes that adjusted comprehensive return on average adjusted common shareholders’ equity is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of the numerator and denominator to the most closely comparable GAAP measures are described above. The calculation of adjusted comprehensive return on average adjusted common shareholders’ equity is included on page C-9.

•            Adjusted common shareholders’ equity excluding accumulated other comprehensive income (AOCI), the average of which is used in calculating adjusted operating returns (a non-GAAP financial measure described below), is derived by excluding AOCI and the impacts of economically defeasing the Company’s mandatorily redeemable preferred stock from common shareholders’ equity. For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and the impact of economically defeasing the Company’s mandatorily redeemable preferred stock when analyzing certain performance measures. The reconciliation of common shareholders’ equity, the most closely comparable GAAP measure, to adjusted common shareholders’ equity excluding AOCI is included on page C-9.

•            Adjusted operating return on average common shareholders’ equity excluding AOCI is calculated by dividing adjusted operating income (a non-GAAP financial measure described above) for the latest 12 month period by average adjusted common shareholders’ equity excluding AOCI (a non-GAAP financial measure described above). For the reason stated above, management believes that adjusted operating return on average common shareholders’ equity excluding AOCI is a useful supplement to understanding the Company’s operating performance. The reconciliation of the numerator and denominator to the most closely comparable GAAP measures are described above. The calculation of adjusted operating return on average common shareholders’ equity excluding AOCI is included on page C-9.

•            Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio.  A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable.  OneBeacon expenses the full cost of all of its long-term incentive compensation.  OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages PIO-2, PIO-3, PIO-5, PIO-7, PIO-10 and PIO-13.

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2006	2007	2007	2007	2007	% Change	2006	2007	%Change
Highlights

Adjusted comprehensive net income (see C-5)	$101.6	$82.6	$69.6	$89.8	$57.9	-43.0%	$332.9	$299.9	-9.9%
Adjusted net income (see C-5)	66.4	73.6	75.9	96.1	60.1	-9.5%	303.9	305.7	0.6%
Adjusted operating income (see C-5)	28.3	37.9	38.8	76.1	40.0	41.3%	197.6	192.8	-2.4%

										As of Dec 31, 2006	As of Dec 31, 2007	% Change

Per Share Amounts (1)
Book value per share (see C-10)										$17.77	$19.36	9.0%
Adjusted book value per share (see C-10)										$17.20	$19.14	11.3%
Adjusted book value per share, including dividends (see C-10)										$17.20	$19.99	16.2	%(2)
Common shares outstanding (3)										100.0	98.5	-1.5%
Adjusted operating income per share (basic & diluted)(see C-5)	$0.28	$0.38	$0.39	$0.76	$0.40	43.0%	$1.98	$1.93	-2.2%
Weighted average common shares outstanding (basic & diluted) (3)	100.0	100.0	100.0	100.0	99.2	-0.8%	100.0	99.8	-0.2%

						Point Change			Point Change
Financial Ratios
GAAP ratios (Primary Insurance Operations):
Loss ratio	59.5%	61.4%	60.9%	54.0%	56.3%	3.2	60.7%	58.2%	2.5
Expense ratio	38.8%	36.1%	36.1%	29.8%	36.5%	2.3	35.6%	34.6%	1.1
Total combined ratio	98.3%	97.5%	97.0%	83.8%	92.8%	5.5	96.3%	92.8%	3.5

										As of	As of
										Dec 31, 2006	Dec 31, 2007	Change
Balance Sheet
Total investments										$5,212.7	$5,169.5	-0.8%
Total common shareholders’ equity										$1,777.2	$1,906.5	7.3%

Ratio of debt to total capital, net of defeasance (see C-11)										29.9%	28.4%	1.5	pt

(1)

On October 18, 2006, the Company executed a stock split and recapitalization that increased the common shares outstanding from 12 thousand to 100 million and reduced the par value from $1.00 to $0.01. The stock split and recapitalization have been reflected retroactively for the 2006 periods presented.

(2)	Includes dividends of $0.21 per common share paid quarterly beginning in March 2007.
(3)	Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Income and Comprehensive Income

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2006	2007	2007	2007	2007	% Change	2006	2007	% Change

Earned premiums	$485.9	$468.9	$465.0	$473.6	$466.1	-4%	$2,075.9	$1,873.6	-10%

Net investment income	43.4	50.6	54.6	51.5	51.8	19%	191.8	208.5	9%
Net realized investment gains (losses)	58.6	54.9	57.1	30.7	31.0	-47%	163.6	173.7	6%
Net other revenues (expenses)	(9.6)	3.1	2.4	10.8	0.9	-109%	38.8	17.2	-56%
Total revenues	578.3	577.5	579.1	566.6	549.8	-5%	2,470.1	2,273.0	-8%

Loss and LAE	289.0	288.2	283.1	255.8	262.7	-9%	1,283.6	1,089.8	-15%
Policy acquisition expenses	82.5	78.3	78.3	74.9	87.4	6%	379.9	318.9	-16%
Other underwriting expenses	106.2	90.9	89.6	66.4	82.5	-22%	360.1	329.4	-9%
General and administrative expenses	3.7	2.4	2.7	2.4	2.3	-36%	15.3	9.8	-36%
Accretion of fair value adjustment to loss and LAE reserves	5.7	4.0	4.0	4.0	4.0	-30%	23.0	16.0	-30%
Interest expense on debt	10.7	11.4	11.3	11.4	11.1	4%	45.5	45.2	-1%
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	15.4	15.8	16.3	16.3	17.0	10%	58.6	65.4	12%
Total expenses	513.2	491.0	485.3	431.2	467.0	-9%	2,166.0	1,874.5	-13%

Pre-tax earnings from continuing operations	65.1	86.5	93.8	135.4	82.8	27%	304.1	398.5	31%
Income tax provision	(14.4)	(26.0)	(31.5)	(53.1)	(37.3)	159%	(68.9)	(147.9)	115%

Income from continuing operations before minority interest and equity in earnings of unconsolidated affiliate	50.7	60.5	62.3	82.3	45.5	-10%	235.2	250.6	7%
Equity in earnings of unconsolidated affiliate	1.7	—	—	—	—	-100%	10.3	—	-100%

Income from continuing operations	52.4	60.5	62.3	82.3	45.5	-13%	245.5	250.6	2%
Income (loss) from discontinued operations	—	—	—	—	—	—	1.2	—	-100%

Net income	52.4	60.5	62.3	82.3	45.5	-13%	246.7	250.6	2%
Other comprehensive income (loss)	35.2	9.0	(6.3)	(6.3)	(2.2)	106%	29.0	(5.8)	120%

Comprehensive net income (loss)	$87.6	$69.5	$56.0	$76.0	$43.3	-51%	$275.7	$244.8	-11%

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Twelve Months Ended December 31, 2006 and 2007

($ in millions)

	Primary Insurance Operations		Affiliate Quota Shares (1)		Other Operations		Consolidated
	2006	2007	2006	2007	2006	2007	2006	2007
Earned premiums	$1,944.0	$1,873.6	$131.9	$—	$—	$—	$2,075.9	$1,873.6

Net investment income	182.3	184.5	—	—	9.5	24.0	191.8	208.5
Net realized investment gains (losses)	165.3	174.5	—	—	(1.7)	(0.8)	163.6	173.7
Net other revenues (expenses)	21.8	19.2	—	—	17.0	(2.0)	38.8	17.2
Total revenues	2,313.4	2,251.8	131.9	—	24.8	21.2	2,470.1	2,273.0

Loss and LAE	1,180.3	1,089.8	103.3	—	—	—	1,283.6	1,089.8
Policy acquisition expenses	332.3	318.9	47.6	—	—	—	379.9	318.9
Other underwriting expenses	360.1	329.4	—	—	—	—	360.1	329.4
General and administrative expenses	3.3	2.9	—	—	12.0	6.9	15.3	9.8
Accretion of fair value adjustment to loss and LAE reserves	—	—	—	—	23.0	16.0	23.0	16.0
Interest expense on debt	2.9	3.2	—	—	42.6	42.0	45.5	45.2
Interest expense - dividends and accretion on preferred stock	—	—	—	—	58.6	65.4	58.6	65.4
Total expenses	1,878.9	1,744.2	150.9	—	136.2	130.3	2,166.0	1,874.5

Pre-tax earnings from continuing operations	$434.5	$507.6	$(19.0)	$—	$(111.4)	$(109.1)	$304.1	$398.5

(1)          Affiliate Quota Shares includes two quota share reinsurance agreements with subsidiaries of White Mountains, which were entered into primarily for White Mountains’ capital management purposes. The affiliate quota share agreements were commuted during the fourth quarter of 2006.

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Three Months Ended December 31, 2006 and 2007

($ in millions)

	Primary Insurance Operations		Affiliate Quota Shares (1)		Other Operations		Consolidated
	2006	2007	2006	2007	2006	2007	2006	2007
Earned premiums	$485.9	$466.1	$—	$—	$—	$—	$485.9	$466.1

Net investment income	40.2	44.9	—	—	3.2	6.9	43.4	51.8
Net realized investment gains (losses)	59.8	31.5	—	—	(1.2)	(0.5)	58.6	31.0
Net other revenues (expenses)	(13.4)	1.4	—	—	3.8	(0.5)	(9.6)	0.9
Total revenues	572.5	543.9	—	—	5.8	5.9	578.3	549.8

Loss and LAE	289.0	262.7	—	—	—	—	289.0	262.7
Policy acquisition expenses	82.5	87.4	—	—	—	—	82.5	87.4
Other underwriting expenses	106.2	82.5	—	—	—	—	106.2	82.5
General and administrative expenses	1.1	0.6	—	—	2.6	1.7	3.7	2.3
Accretion of fair value adjustment to loss and LAE reserves	—	—	—	—	5.7	4.0	5.7	4.0
Interest expense on debt	0.1	0.7	—	—	10.6	10.4	10.7	11.1
Interest expense - dividends and accretion on preferred stock	—	—	—	—	15.4	17.0	15.4	17.0
Total expenses	478.9	433.9	—	—	34.3	33.1	513.2	467.0

Pre-tax earnings from continuing operations	$93.6	$110.0	$—	$—	$(28.5)	$(27.2)	$65.1	$82.8

(1)          Affiliate Quota Shares includes two quota share reinsurance agreements with subsidiaries of White Mountains, which were entered into primarily for White Mountains' capital management purposes. The affiliate quota share agreements were commuted during the fourth quarter of 2006.

OneBeacon Insurance Group, Ltd.

Adjusted Comprehensive Net Income, Adjusted Net Income and Adjusted Operating Income

(in millions, except per share amounts)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2006	2007	2007	2007	2007	2006	2007
Comprehensive net income	$87.6	$69.5	$56.0	$76.0	$43.3	$275.7	$244.8
Adjusting items (1)	14.0	13.1	13.6	13.8	14.6	57.2	55.1
Adjusted comprehensive net income	$101.6	$82.6	$69.6	$89.8	$57.9	$332.9	$299.9

Net income	$52.4	$60.5	$62.3	$82.3	$45.5	$246.7	$250.6
Adjusting items (1)	14.0	13.1	13.6	13.8	14.6	57.2	55.1
Adjusted net income	$66.4	$73.6	$75.9	$96.1	$60.1	$303.9	$305.7

Weighted average common shares outstanding (2) (3)	100.0	100.0	100.0	100.0	99.2	100.0	99.8

Adjusted net income per share	$0.66	$0.74	$0.76	$0.96	$0.61	$3.04	$3.06

Net income	$52.4	$60.5	$62.3	$82.3	$45.5	$246.7	$250.6
Less:
Net realized investment losses (gains)	(58.6)	(54.9)	(57.1)	(30.7)	(31.0)	(163.6)	(173.7)
Tax effect on net realized investment gains	20.5	19.2	20.0	10.7	10.9	57.3	60.8
Operating income	$14.3	$24.8	$25.2	$62.3	$25.4	$140.4	$137.7
Adjusting items (1)	14.0	13.1	13.6	13.8	14.6	57.2	55.1
Adjusted operating income	$28.3	$37.9	$38.8	$76.1	$40.0	$197.6	$192.8

Weighted average common shares outstanding (2) (3)	100.0	100.0	100.0	100.0	99.2	100.0	99.8

Adjusted operating income per share	$0.28	$0.38	$0.39	$0.76	$0.40	$1.98	$1.93

(1)          Adjustment to exclude the impact of economically defeasing the Company's mandatorily redeemable preferred stock, as illustrated below.

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30	Sep 30	Dec 31,	Dec 31,
	2006	2007	2007	2007	2007	2006	2007
Adjusting items:
Dividends on preferred stock	$7.6	$7.6	$7.6	$7.1	$7.1	$30.3	$29.3
Accretion on preferred stock	7.8	8.2	8.7	9.2	9.9	28.3	36.1
Earnings on defeasance, net of tax	(1.4)	(2.7)	(2.7)	(2.5)	(2.4)	(1.4)	(10.3)
Total adjusting items	$14.0	$13.1	$13.6	$13.8	$14.6	$57.2	$55.1

(2)          On October 18, 2006, the Company executed a stock split and recapitalization that increased the common shares outstanding from 12 thousand to 100 million and reduced the par value from $1.00 to $0.01.The stock split and recapitalization have been reflected retroactively for the 2006 periods presented.

(3)          Includes the impact of repurchases of Class A common shares made through the Company's share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Impact of Non-Recurring Items on Adjusted Comprehensive Net Income, Adjusted Net Income and Adjusted Operating Income

(in millions, except per share amounts)

Twelve Months Ended Dec 31, 2007
Adjusted comprehensive net income (see C-5)	$299.9
Less: Impact of non-recurring items (1)	(3.5)
Adjusted comprehensive net income excluding impact of non-recurring items	$296.4

Adjusted net income (see C-5)	$305.7
Less: Impact of non-recurring items (1)	(5.1)
Adjusted net income excluding impact of non-recurring items	$300.6

Weighted average common shares outstanding (2)	99.8

Adjusted net income per share excluding impact of non-recurring items	$3.01

Adjusted operating income (see C-5)	$192.8
Less: Impact of non-recurring items (1)	(5.1)
Adjusted operating income excluding impact of non-recurring items	$187.7

Weighted average common shares outstanding (2)	99.8

Adjusted operating income per share excluding impact of non-recurring items	$1.88

(1) Adjustment to exclude the impact of non-recurring items, as illustrated below.

	Pre-tax Impact	Tax Effect	After tax Impact
Non-Recurring Items:
Gain on sale of inactive licensed subsidiary, AEIC, impacting net other revenues	$10.8	$(3.8)	$7.0

Partial pension settlement impacting loss and LAE	6.3	(2.2)	4.1

Partial pension settlement impacting other underwriting expenses	19.3	(6.7)	12.6

Premium tax refund impacting policy acquisition expenses	7.6	(2.7)	4.9

Office consolidation costs	(13.9)	4.9	(9.0)

Withholding taxes impacting income tax provision	—	(14.5)	(14.5)

Total impact of non-recurring items on adjusted net income and adjusted operating income	30.1	(25.0)	5.1

Partial pension settlement impacting other comprehensive income items	(2.5)	0.9	(1.6)

Total impact of non-recurring items on adjusted comprehensive net income	$27.6	$(24.1)	$3.5

(2)          Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Impact of Non-Recurring Items on Adjusted Comprehensive Net Income, Adjusted Net Income and Adjusted Operating Income

(in millions, except per share amounts)

Three Months Ended Dec 31, 2007
Adjusted comprehensive net income (see C-5)	$57.9
Less: Impact of non-recurring items (1)	8.7
Adjusted comprehensive net income excluding impact of non-recurring items	$66.6

Adjusted net income (see C-5)	$60.1
Less: Impact of non-recurring items (1)	8.7
Adjusted net income excluding impact of non-recurring items	$68.8

Weighted average common shares outstanding (2)	99.2

Adjusted net income per share excluding impact of non-recurring items	$0.69

Adjusted operating income (see C-5)	$40.0
Less: Impact of non-recurring items (1)	8.7
Adjusted operating income excluding impact of non-recurring items	$48.7

Weighted average common shares outstanding (2)	99.2

Adjusted operating income per share excluding impact of non-recurring items	$0.49

(1) Adjustment to exclude the impact of non-recurring items, as illustrated below.

	Pre-tax Impact	Tax Effect	After tax Impact
Non-Recurring Items:

Withholding taxes impacting income tax provision	—	(8.7)	(8.7)

Total impact of non-recurring items on adjusted net income, adjusted operating income and adjusted comprehensive net income	—	(8.7)	(8.7)

(2) Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2006 and December 31, 2007

($ in millions)

	As of
	Dec 31, 2006	Dec 31, 2007	% Change

Available-for-sale investments:
Fixed maturity investments	$3,160.0	$2,966.6	-6%
Common equity securities	737.1	832.1	13%
Convertible bonds	379.7	389.2	3%
Short-term investments	319.0	327.4	3%
Held-to-maturity investments:
Fixed maturity investments	305.0	305.5	0%
Short-term investments	33.8	0.1	-100%
Other investments	278.1	348.6	25%
Total investments	5,212.7	5,169.5	-1%

Cash	41.5	49.4	19%
Reinsurance recoverable on paid and unpaid losses	2,875.0	2,651.4	-8%
Premiums receivable	517.1	529.2	2%
Securities lending collateral	528.8	438.9	-17%
Deferred acquisition costs	183.8	200.0	9%
Investment income accrued	34.8	33.7	-3%
Other assets	475.7	469.4	-1%
Total assets	$9,869.4	$9,541.5	-3%

Loss and LAE reserves	4,837.7	4,480.3	-7%
Unearned premiums	985.2	1,005.9	2%
Debt	759.5	757.7	0%
Securities lending payable	528.8	438.9	-17%
Preferred stock subject to mandatory redemption (redemption value $320.0 and $300.0)	262.3	278.4	6%
Other liabilities	718.7	673.8	-6%
Total liabilities	8,092.2	7,635.0	-6%

Common shares and paid-in surplus	1,115.9	1,084.4	-3%
Retained earnings	474.4	641.0	35%
Accumulated other comprehensive income (loss), after tax:
Net unrealized gains on investments	173.1	168.1	-3%
Net unrealized foreign currency translation gains (losses)	11.8	12.2	3%
Other comprehensive income (loss) items	2.0	0.8	-60%
Total common shareholders’ equity	1,777.2	1,906.5	7%

Total liabilities and shareholders’ equity	$9,869.4	$9,541.5	-3%

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

Twelve Months
Ended
Dec 31, 2007
Numerator:
[A] Adjusted comprehensive net income (see C-5)	$299.9

[B] Adjusted operating income (see C-5)	$192.8

	As of	As of
	Dec 31, 2006	Dec 31, 2007	Average
Denominator:
Common shareholders’ equity	$1,777.2	$1,906.5	$1,841.9

Less: Remaining adjustment of subsidiary preferred stock to face value	(57.7)	(21.6)

[C] Adjusted common shareholders’ equity	$1,719.5	$1,884.9	$1,802.2

Less: AOCI	(186.9)	(181.1)

[D] Adjusted common shareholders’ equity excluding AOCI	$1,532.6	$1,703.8	$1,618.2

Returns:
Adjusted comprehensive return on average adjusted common shareholders’ equity [ A / C ]			16.6%

Adjusted operating return on average adjusted common shareholders’ equity excluding AOCI [ B / D ]			11.9%

OneBeacon Insurance Group, Ltd.

Book Value and Adjusted Book Value Per Common Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2006	Dec 31, 2007
Numerator:
Common shareholders’ equity	$1,777.2	$1,906.5
Remaining adjustment of subsidiary preferred stock to face value	(57.7)	(21.6)
Adjusted common shareholders’ equity	$1,719.5	$1,884.9
Dividends	—	83.7
Adjusted common shareholders’ equity, including dividends	$1,719.5	$1,968.6

Denominator:
Common shares outstanding (2)	100.0	98.5

Book value per common share	$17.77	$19.36

Adjusted book value per common share	$17.20	$19.14

Adjusted book value per common share, including dividends	$17.20	$19.99	(1)

(1) Represents 16.2% growth in book value per common share, including dividends of $0.21 per common share paid quarterly beginning in March 2007.

(2) Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2006	Dec 31, 2007
Debt (including current portion):
Senior notes	$698.7	$698.9
Other debt	60.8	58.8
Total debt	759.5	757.7

Preferred stock subject to mandatory redemption	262.3	278.4
Total common shareholders’ equity	1,777.2	1,906.5

Total capitalization	$2,799.0	$2,942.6
Ratio of debt to total capital	27.1%	25.7%
Ratio of debt and preferred stock subject to mandatory redemption to total capital	36.5%	35.2%

Adjusted for defeasance of preferred stock:
Total debt (per above)	$759.5	$757.7
Preferred stock	—	—
Total common shareholders’ equity	1,777.2	1,906.5

Total capitalization adjusted for defeasance	$2,536.7	$2,664.2

Ratio of debt to total capital, net of defeasance	29.9%	28.4%

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Pre-Tax Income

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	December 31,
	2006	2007	2007	2007	2007	% Change	2006	2007	% Change
Net written premiums	$431.6	$440.3	$484.8	$511.9	$427.4	-1%	$1,957.6	$1,864.4	-5%

Earned premiums	485.9	468.9	465.0	473.6	466.1	-4%	1,944.0	1,873.6	-4%
Net investment income	40.2	45.7	48.7	45.2	44.9	12%	182.3	184.5	1%
Net realized investment gains (losses)	59.8	54.9	56.9	31.2	31.5	-47%	165.3	174.5	6%
Net other revenues (expenses)	(13.4)	3.3	3.3	11.2	1.4	-110%	21.8	19.2	-12%
Total revenues	572.5	572.8	573.9	561.2	543.9	-5%	2,313.4	2,251.8	-3%

Loss and LAE
Current year	291.7	300.2	295.8	272.3	269.8	-8%	1,157.4	1,138.1	-2%
Prior year	(2.7)	(12.0)	(12.7)	(16.5)	(7.1)	NM	22.9	(48.3)	NM
Total loss and LAE	289.0	288.2	283.1	255.8	262.7	-9%	1,180.3	1,089.8	-8%

Policy acquisition expenses	82.5	78.3	78.3	74.9	87.4	6%	332.3	318.9	-4%
Other underwriting expenses	106.2	90.9	89.6	66.4	82.5	-22%	360.1	329.4	-9%
General and administrative expenses	1.1	—	1.2	1.1	0.6	83%	3.3	2.9	5%
Interest expense on debt	0.1	0.9	0.8	0.8	0.7	600%	2.9	3.2	11%
Total expenses	478.9	458.3	453.0	399.0	433.9	-9%	1,878.9	1,744.2	-7%

Pre-tax income	$93.6	$114.5	$120.9	$162.2	$110.0	18%	$434.5	$507.6	17%

PIO-1

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	December 31,
	2006	2007	2007	2007	2007 (1)	% Change	2006	2007 (1)	% Change
Net written premiums	$431.6	$440.3	$484.8	$511.9	$427.4	-1%	$1,957.6	$1,864.4	-5%
Earned premiums	485.9	468.9	465.0	473.6	466.1	-4%	1,944.0	1,873.6	-4%

Loss and LAE
Current year	291.7	300.2	295.8	272.3	269.8	-8%	1,157.4	1,138.1	-2%
Prior year	(2.7)	(12.0)	(12.7)	(16.5)	(7.1)	NM	22.9	(48.3)	NM
Total loss and LAE	289.0	288.2	283.1	255.8	262.7	-9%	1,180.3	1,089.8	-8%

Policy acquisition expenses	82.5	78.3	78.3	74.9	87.4	6%	332.3	318.9	-4%
Other underwriting expenses	106.2	90.9	89.6	66.4	82.5	-22%	360.1	329.4	-9%
Total expenses	188.7	169.2	167.9	141.3	169.9	-10%	692.4	648.3	-6%

Underwriting income / (loss)	$8.2	$11.5	$14.0	$76.5	$33.5	309%	$71.3	$135.5	90%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-Cat Loss and LAE Incurred CAY	57.4%	63.5%	61.2%	57.2%	57.5%	(0.1)	58.0%	59.9%	(1.9)
Cat Loss and LAE Incurred CAY	2.6%	0.5%	2.4%	0.3%	0.3%	2.3	1.5%	0.9%	0.6
Total Loss and LAE CAY	60.0%	64.0%	63.6%	57.5%	57.8%	2.2	59.5%	60.8%	(1.3)
Prior year:
Non-Cat Loss and LAE Incurred PAY	-0.7%	-2.0%	-3.0%	-3.3%	-1.4%	0.7	-0.1%	-2.5%	2.4
Cat Loss and LAE Incurred PAY	0.2%	-0.6%	0.3%	-0.2%	-0.1%	0.3	1.3%	-0.1%	1.4
Total Loss and LAE PAY	-0.5%	-2.6%	-2.7%	-3.5%	-1.5%	1.0	1.2%	-2.6%	3.8
Total loss and LAE	59.5%	61.4%	60.9%	54.0%	56.3%	3.3	60.7%	58.2%	2.5

Policy acquisition expenses	17.0%	16.7%	16.8%	15.8%	18.8%	(1.7)	17.1%	17.0%	0.1
Other underwriting expenses	21.8%	19.4%	19.3%	14.0%	17.7%	4.1	18.5%	17.6%	0.9
Total expenses	38.8%	36.1%	36.1%	29.8%	36.5%	2.4	35.6%	34.6%	1.1

GAAP combined ratio	98.3%	97.5%	97.0%	83.8%	92.8%	5.6	96.3%	92.8%	3.6

Combined ratio before catastrophes	95.5%	97.6%	94.3%	83.7%	92.6%	3.0	93.5%	92.0%	1.6

Combined ratio before catastrophes and prior year development	96.2%	99.6%	97.2%	87.0%	94.0%	2.3	93.6%	94.5%	(0.9)

Long-term incentive compensation (LTIP) expense	3.6%	1.6%	2.2%	1.5%	1.5%	2.1	2.3%	1.6%	0.7

Combined ratio before catastrophes, prior year development and LTIP expense	92.6%	98.0%	95.0%	85.5%	92.5%	0.2	91.3%	92.9%	(1.6)

(1)

During Q4 2007 the Company reallocated reserves from ongoing lines of business to run-off. This had the effect of lowering the loss and LAE and GAAP combined ratios for specialty, commercial and personal lines but had no net impact on overall results.

PIO-2

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations Underwriting Results - by Unit

For the Twelve Months Ended December 31, 2007 (1)

($ in millions)

				Primary
	Specialty	Commercial	Personal	Insurance
	Lines	Lines	Lines	Operations (2)

Net written premiums	$446.2	$727.7	$690.4	$1,864.4
Earned premiums	436.4	712.0	725.0	1,873.6

Loss and LAE
Current year	264.6	387.9	461.7	1,138.1
Prior year	(99.7)	(27.4)	(47.1)	(48.3)
Total loss and LAE	164.9	360.5	414.6	1,089.8

Policy acquisition expenses	73.5	120.2	125.2	318.9
Other underwriting expenses	61.1	143.9	118.4	329.4
Total expenses	134.6	264.1	243.6	648.3

Underwriting income / (loss)	$136.9	$87.4	$66.8	$135.5

GAAP ratios
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	60.1%	53.3%	62.9%	59.9%
Cat Loss and LAE Incurred CAY	0.5%	1.1%	0.8%	0.9%
Total Loss and LAE CAY	60.6%	54.4%	63.7%	60.8%
Prior year
Non-Cat Loss and LAE Incurred PAY	-22.5%	-4.0%	-6.4%	-2.5%
Cat Loss and LAE Incurred PAY	-0.4%	0.1%	-0.1%	-0.1%
Total Loss and LAE PAY	-22.9%	-3.9%	-6.5%	-2.6%
Total loss and LAE	37.7%	50.5%	57.2%	58.2%

Policy acquisition expenses	16.8%	16.9%	17.3%	17.0%
Other underwriting expenses	14.0%	20.2%	16.3%	17.6%
Total expenses	30.8%	37.1%	33.6%	34.6%

GAAP combined ratio	68.5%	87.6%	90.8%	92.8%

Combined ratio before catastrophes	68.4%	86.4%	90.1%	92.0%

Combined ratio before catastrophes and prior year development	90.9%	90.4%	96.5%	94.5%

Long-term incentive compensation (LTIP) expense	2.3%	1.3%	1.2%	1.6%

Combined ratio before catastrophes, prior year development and LTIP expense	88.6%	89.1%	95.3%	92.9%

(1)        During Q4 2007 the Company reallocated reserves from ongoing lines of business to run-off.  This had the effect of lowering the loss and LAE and GAAP combined ratios for specialty, commercial and personal lines but had no net impact on overall results.

(2)        Primary Insurance Operations includes results from run-off.

PIO-3

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Impact of Non-Recurring Items on Underwriting Results

For the Twelve Months Ended December 31, 2007 (1)

($ in millions)

	Specialty Lines	Commercial Lines	Personal Lines	Primary Insurance Operations (2)

Dollar impact on underwriting results

Items impacting loss and LAE:
Loss and LAE reserve reallocation	$87.4	$6.0	$23.3	$—
Partial pension settlement	0.9	1.9	2.2	6.3
Subtotal	88.3	7.9	25.5	6.3

Items impacting expenses:
Partial pension settlement	2.8	5.9	6.7	19.3
Premium tax refund	—	—	7.6	7.6
Office consolidation costs	(1.1)	(6.2)	(6.0)	(13.9)
Subtotal	1.7	(0.3)	8.3	13.0

Total dollar impact of significant items	$90.0	$7.6	$33.8	$19.3

Impact on GAAP ratios

Items impacting loss and LAE ratio:
Loss and LAE reserve reallocation	20.0%	0.8%	3.2%	0.0%
Partial pension settlement	0.2%	0.3%	0.3%	0.3%
Subtotal	20.2%	1.1%	3.5%	0.3%
Items impacting expense ratio:
Partial pension settlement	0.6%	0.8%	0.9%	1.0%
Premium tax refund	0.0%	0.0%	1.0%	0.4%
Office consolidation costs	-0.3%	-0.9%	-0.8%	-0.7%
Subtotal	0.3%	-0.1%	1.1%	0.7%

Total impact of significant items	20.5%	1.0%	4.6%	1.0%

(1)         During Q4 2007 the Company reallocated reserves from ongoing lines of business to run-off.  This had the effect of lowering the loss and LAE and GAAP combined ratios for specialty, commercial and personal lines but had no net impact on overall results.

(2)          Primary Insurance Operations includes results from run-off.

PIO-4

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations Underwriting Results - by Unit

For the Three Months Ended December 31, 2007 (1)

($ in millions)

	Specialty Lines	Commercial Lines	Personal Lines	Primary Insurance Operations (2)
Net written premiums	$102.0	$170.7	$154.7	$427.4
Earned premiums	112.1	181.0	172.9	466.1

Loss and LAE
Current year	64.0	87.3	111.5	269.8
Prior year	(83.3)	(11.1)	(31.8)	(7.1)
Total loss and LAE	(19.3)	76.2	79.7	262.7

Policy acquisition expenses	19.3	33.9	34.2	87.4
Other underwriting expenses	16.2	38.1	25.3	82.5
Total expenses	35.5	72.0	59.5	169.9

Underwriting income / (loss)	$95.9	$32.8	$33.7	$33.5

GAAP ratios
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	57.6%	46.8%	64.9%	57.5%
Cat Loss and LAE Incurred CAY	-0.5%	1.4%	-0.5%	0.3%
Total Loss and LAE CAY	57.1%	48.2%	64.4%	57.8%
Prior year
Non-Cat Loss and LAE Incurred PAY	-74.5%	-5.8%	-18.3%	-1.4%
Cat Loss and LAE Incurred PAY	0.1%	-0.3%	0.0%	-0.1%
Total Loss and LAE PAY	-74.4%	-6.1%	-18.3%	-1.5%
Total loss and LAE	-17.3%	42.1%	46.1%	56.3%

Policy acquisition expenses	17.3%	18.8%	19.8%	18.8%
Other underwriting expenses	14.5%	21.1%	14.7%	17.7%
Total expenses	31.8%	39.9%	34.5%	36.5%

GAAP combined ratio	14.5%	82.0%	80.6%	92.8%

Combined ratio before catastrophes	14.9%	80.9%	81.1%	92.6%

Combined ratio before catastrophes and prior year development	89.4%	86.7%	99.4%	94.0%

Long-term incentive compensation (LTIP) expense	2.6%	1.3%	1.1%	1.5%

Combined ratio before catastrophes, prior year development and LTIP expense	86.8%	85.4%	98.3%	92.5%

(1)        During Q4 2007 the Company reallocated reserves from ongoing lines of business to run-off.  This had the effect of lowering the loss and LAE and GAAP combined ratios for specialty, commercial and personal lines but had no net impact on overall results.

(2)        Primary Insurance Operations includes results from run-off.

PIO-5

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Impact of Non-Recurring Items on Underwriting Results

For the Three Months Ended December 31, 2007 (1)

($ in millions)

	Specialty Lines	Commercial Lines	Personal Lines	Primary Insurance Operations (2)

Dollar impact on underwriting results

Items impacting loss and LAE:
Loss and LAE reserve reallocation	$87.4	$6.0	$23.3	$—
Partial pension settlement	—	—	—	—
Subtotal	87.4	6.0	23.3	—

Items impacting expenses:
Partial pension settlement	—	—	—	—
Premium tax refund	—	—	—	—
Office consolidation costs	—	—	—	—
Subtotal	—	—	—	—

Total dollar impact of significant items	$87.4	$6.0	$23.3	$—

Impact on GAAP ratios

Items impacting loss and LAE ratio:
Loss and LAE reserve reallocation	78.0%	3.3%	13.5%	0.0%
Partial pension settlement	0.0%	0.0%	0.0%	0.0%
Subtotal	78.0%	3.3%	13.5%	0.0%
Items impacting expense ratio:
Partial pension settlement	0.0%	0.0%	0.0%	0.0%
Premium tax refund	0.0%	0.0%	0.0%	0.0%
Office consolidation costs	0.0%	0.0%	0.0%	0.0%
Subtotal	0.0%	0.0%	0.0%	0.0%

Total impact of significant items	78.0%	3.3%	13.5%	0.0%

(1)         During Q4 2007 the Company reallocated reserves from ongoing lines of business to run-off.  This had the effect of lowering the loss and LAE and GAAP combined ratios for specialty, commercial and personal lines but had no net impact on overall results.

(2)          Primary Insurance Operations includes results from run-off.

PIO-6

OneBeacon Insurance Group, Ltd.

Specialty Lines - Underwriting Results (1)

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	December 31,
	2006	2007	2007	2007	2007 (1)	% Change	2006	2007 (1)	% Change
Net written premiums	$87.5	$96.8	$110.8	$136.6	$102.0	17%	$437.6	$446.2	2%
Earned premiums	111.3	107.0	108.2	109.1	112.1	1%	432.3	436.4	1%

Loss and LAE
Current year	66.7	69.4	67.0	64.2	64.0	-4%	258.9	264.6	2%
Prior year	(7.9)	(7.9)	(5.6)	(2.9)	(83.3)	NM	(22.3)	(99.7)	NM
Total Loss and LAE	58.8	61.5	61.4	61.3	(19.3)	-133%	236.6	164.9	-30%

Policy acquisition expenses	18.8	18.2	18.0	18.0	19.3	3%	75.2	73.5	-2%
Other underwriting expenses	25.2	15.4	16.5	13.0	16.2	-36%	73.1	61.1	-16%
Total expenses	44.0	33.6	34.5	31.0	35.5	-19%	148.3	134.6	-9%

Underwriting income	$8.5	$11.9	$12.3	$16.8	$95.9	1028%	$47.4	$136.9	189%

						Point Change			Point Change
GAAP ratios
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	50.3%	63.6%	61.0%	58.7%	57.6%	(7.3)	56.0%	60.1%	(4.2)
Cat Loss and LAE Incurred CAY	9.6%	1.3%	1.0%	0.1%	-0.5%	10.1	3.9%	0.5%	3.4
Total Loss and LAE CAY	59.9%	64.9%	62.0%	58.8%	57.1%	2.8	59.9%	60.6%	(0.8)
Prior year
Non-Cat Loss and LAE Incurred PAY	-7.8%	-6.1%	-5.0%	-2.7%	-74.5%	66.7	-5.0%	-22.5%	17.5
Cat Loss and LAE Incurred PAY	0.7%	-1.3%	-0.2%	0.1%	0.1%	0.6	-0.2%	-0.4%	0.2
Total Loss and LAE PAY	-7.1%	-7.4%	-5.2%	-2.6%	-74.4%	67.3	-5.2%	-22.9%	17.7
Total Loss and LAE	52.8%	57.5%	56.8%	56.2%	-17.3%	70.1	54.7%	37.7%	17.0

Policy acquisition expenses	16.9%	17.0%	16.6%	16.5%	17.3%	(0.4)	17.4%	16.8%	0.6
Other underwriting expenses	22.6%	14.4%	15.2%	11.9%	14.5%	8.2	16.9%	14.0%	2.9
Total expenses	39.5%	31.4%	31.8%	28.4%	31.8%	7.9	34.3%	30.8%	3.5

GAAP combined ratio	92.3%	88.9%	88.6%	84.6%	14.5%	77.9	89.0%	68.5%	20.5

Combined ratio before catastrophes	82.0%	88.9%	87.8%	84.4%	14.9%	67.2	85.3%	68.4%	16.9

Combined ratio before catastrophes and prior year development	89.8%	95.0%	92.8%	87.1%	89.4%	0.5	90.3%	90.9%	(0.6)

Long-term incentive compensation (LTIP) expense	8.9%	1.5%	2.6%	2.4%	2.6%	6.3	4.7%	2.3%	2.4

Combined ratio before catastrophes, prior year development and LTIP expense	80.9%	93.5%	90.2%	84.7%	86.8%	(5.9)	85.6%	88.6%	(3.0)

(1)        During Q4 2007 the Company reallocated reserves from ongoing lines of business to run-off.  This had the effect of lowering the loss and LAE and GAAP combined ratios for specialty, commercial and personal lines but had no net impact on overall results.

PIO-7

OneBeacon Insurance Group, Ltd.

Specialty Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	December 31,
	2006	2007	2007	2007	2007	% Change	2006	2007	% Change
Net written premiums
OBPP	$46.0	$61.9	$42.0	$53.6	$56.4	23%	$179.3	$213.9	19%
IMU	30.3	32.4	52.3	39.7	34.2	13%	139.9	158.6	13%
Other specialty lines	11.2	2.5	16.5	43.3	11.4	2%	118.4	73.7	-38%
Total	$87.5	$96.8	$110.8	$136.6	$102.0	17%	$437.6	$446.2	2%

Total excluding Agri (1)	$87.5	$96.9	$110.0	$136.7	$102.4	17%	$372.9	$446.0	20%

Earned premiums

OBPP	$43.1	$46.4	$48.2	$52.2	$53.5	24%	$165.0	$200.3	21%
IMU	35.6	34.2	37.7	39.2	40.3	13%	137.0	151.4	11%
Other specialty lines	32.6	26.4	22.3	17.7	18.3	-44%	130.3	84.7	-35%
Total	$111.3	$107.0	$108.2	$109.1	$112.1	1%	$432.3	$436.4	1%

Total excluding Agri (1)	$92.5	$93.8	$100.2	$106.8	$112.5	22%	$349.8	$413.3	18%

(1) On September 29, 2006, the renewal rights to the Agri business were sold.

PIO-8

OneBeacon Insurance Group, Ltd.

Specialty Lines - Statistical Premium Information

($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,	Dec 31,
	2006	2007	2007	2007	2007	2006	2007
Rate change (1)
OBPP	-5%	-2%	-8%	-12%	-12%	-3%	-8%
IMU	3%	3%	2%	1%	0%	3%	2%

Premium retention (2)

OBPP	80%	85%	82%	78%	83%	74%	83%
IMU	82%	84%	81%	75%	81%	81%	80%

New business

OBPP	$13	$24	$14	$18	$19	$72	$75
IMU	$6	$9	$14	$13	$10	$31	$46
Other Specialty (3)	$2	$1	$17	$2	$2	$14	$22

(1)        Rate change is determined by comparing the premium per unit of exposure from an expiring policy to that from its corresponding renewal policy.

(2)        Retention is calculated by dividing renewal premiums by prior period expiring written premiums, excluding the impact of rate changes.

(3)        Certain statistical premium information for a prior period has been revised to adjust for policies that were inadvertently included in this statistic.

Note: Rate and retention statistical premium information for Other Specialty is not meaningful.

PIO-9

OneBeacon Insurance Group, Ltd.

Commercial Lines - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	December 31,
	2006	2007	2007	2007	2007 (1)	% Change	2006	2007 (1)	% Change

Net written premiums	$169.5	$170.6	$193.6	$192.8	$170.7	1%	$718.3	$727.7	1%
Earned premiums	177.7	172.0	176.4	182.6	181.0	2%	689.3	712.0	3%

Loss and LAE
Current year	94.8	101.3	104.3	95.0	87.3	-8%	370.0	387.9	5%
Prior year	(5.3)	(6.9)	(4.1)	(5.3)	(11.1)	NM	15.9	(27.4)	NM
Total loss and LAE	89.5	94.4	100.2	89.7	76.2	-15%	385.9	360.5	-7%

Policy acquisition expenses	33.0	27.3	28.0	31.0	33.9	3%	124.5	120.2	-3%
Other underwriting expenses	43.0	36.8	37.8	31.2	38.1	-11%	144.6	143.9	0%
Total expenses	76.0	64.1	65.8	62.2	72.0	-5%	269.1	264.1	-2%

Underwriting income / (loss)	$12.2	$13.5	$10.4	$30.7	$32.8	NM	$34.3	$87.4	155%

						Point Change			Point Change
GAAP ratios
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	53.5%	58.5%	56.7%	51.6%	46.8%	6.7	53.0%	53.3%	(0.4)
Cat Loss and LAE Incurred CAY	-0.1%	0.4%	2.5%	0.4%	1.4%	(1.5)	0.7%	1.1%	(0.4)
Total Loss and LAE CAY	53.4%	58.9%	59.2%	52.0%	48.2%	5.2	53.7%	54.4%	(0.8)
Prior year
Non-Cat Loss and LAE Incurred PAY	-3.0%	-3.9%	-3.3%	-2.6%	-5.8%	2.9	-1.5%	-4.0%	2.5
Cat Loss and LAE Incurred PAY	0.0%	-0.1%	0.9%	-0.3%	-0.3%	0.3	3.8%	0.1%	3.7
Total Loss and LAE PAY	-3.0%	-4.0%	-2.4%	-2.9%	-6.1%	3.2	2.3%	-3.9%	6.2
Total loss and LAE	50.4%	54.9%	56.8%	49.1%	42.1%	8.3	56.0%	50.5%	5.5

Policy acquisition expenses	18.6%	15.9%	15.9%	17.0%	18.8%	(0.2)	18.0%	16.9%	1.1
Other underwriting expenses	24.2%	21.4%	21.4%	17.1%	21.1%	3.1	21.0%	20.2%	0.8
Total expenses	42.8%	37.3%	37.3%	34.1%	39.9%	2.9	39.0%	37.1%	1.9

GAAP combined ratio	93.2%	92.2%	94.1%	83.2%	82.0%	11.2	95.0%	87.6%	7.3

Combined ratio before catastrophes	93.3%	91.9%	90.7%	83.1%	80.9%	12.4	90.5%	86.4%	4.0

Combined ratio before catastrophes and prior year development	96.3%	95.8%	94.0%	85.7%	86.7%	9.6	92.0%	90.4%	1.5

Long-term incentive compensation (LTIP) expense	1.8%	1.1%	1.7%	1.3%	1.3%	0.5	1.5%	1.3%	0.2

Combined ratio before catastrophes, prior year development and LTIP expense	94.5%	94.7%	92.3%	84.4%	85.4%	9.0	90.5%	89.1%	1.4

(1) During Q4 2007 the Company reallocated reserves from ongoing lines of business to run-off. This had the effect of lowering the loss and LAE and GAAP combined ratios for specialty, commercial and personal lines but had no net impact on overall results.

PIO-10

OneBeacon Insurance Group, Ltd.

Commercial Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	December 31,
	2006	2007	2007	2007	2007	% Change	2006	2007	% Change
Net written premiums

Middle Market	$135.9	$127.2	$146.4	$151.6	$132.4	-3%	$564.8	$557.6	-1%
OBSP	7.1	9.7	11.1	8.1	3.3	-54%	51.2	32.2	-37%
Sub-total Middle Market	$143.0	$136.9	$157.5	$159.7	$135.7	-5%	$616.0	$589.8	-4%
Small Business	26.5	33.7	36.1	33.1	35.0	32%	102.3	137.9	35%
Total	$169.5	$170.6	$193.6	$192.8	$170.7	1%	$718.3	$727.7	1%

Earned premiums

Middle Market	$140.9	$134.6	$136.7	$140.7	$139.1	-1%	$550.4	$551.1	0%
OBSP	12.0	10.8	10.1	10.3	8.2	-32%	50.1	39.4	-21%
Sub-total Middle Market	$152.9	$145.4	$146.8	$151.0	$147.3	-4%	$600.5	$590.5	-2%
Small Business	24.8	26.6	29.6	31.6	33.7	36%	88.8	121.5	37%
Total	$177.7	$172.0	$176.4	$182.6	$181.0	2%	$689.3	$712.0	3%

PIO-11

OneBeacon Insurance Group, Ltd.

Commercial Lines - Statistical Premium Information

($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,	Dec 31,
	2006	2007	2007	2007	2007	2006	2007
Renewal price change (1)
Middle Market (3)	2%	-1%	0%	-1%	-1%	2%	0%
Small Business (4)	4%	3%	3%	3%	3%	6%	3%

Premium retention (2)

Middle Market (3)	84%	83%	84%	84%	83%	83%	82%
Small Business	82%	86%	87%	87%	86%	84%	86%

New business

Middle Market (4)	$36	$33	$32	$38	$34	$102	$137
Small Business	$12	$14	$14	$12	$13	$36	$53

(1) Renewal price change is determined by comparing the premium renewed including rate and exposure versus the premium on these same policies for their prior term.

(2) Retention is calculated by dividing renewal premium by expiring premium for all accounts with an effective date in each respective quarter. Renewal premium includes the impact of rate and exposure changes. The most recent quarter represents estimated premium retention.

(3) Excludes OBSP.

(4) Certain statistical premium information for a prior period has been revised to adjust for policies that were inadvertently included in this statistic.

PIO-12

OneBeacon Insurance Group, Ltd.

Personal Lines - Underwriting Results (1)

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	December 31,
	2006	2007	2007	2007	2007 (2)	% Change	2006	2007 (2)	% Change

Net written premiums	$174.3	$172.8	$180.4	$182.5	$154.7	-11%	$800.6	$690.4	-14%
Earned premiums	197.6	189.8	180.5	181.8	172.9	-13%	822.3	725.0	-12%

Loss and LAE
Current year	126.1	123.5	118.5	108.2	111.5	-12%	515.7	461.7	-10%
Prior year	2.9	1.8	(5.5)	(11.6)	(31.8)	NM	6.4	(47.1)	NM
Total loss and LAE	129.0	125.3	113.0	96.6	79.7	-38%	522.1	414.6	-21%

Policy acquisition expenses	30.7	32.8	32.4	25.8	34.2	11%	133.6	125.2	-6%
Other underwriting expenses	38.7	36.4	32.9	23.8	25.3	-35%	132.8	118.4	-11%
Total expenses	69.4	69.2	65.3	49.6	59.5	-14%	266.4	243.6	-9%

Underwriting income / (loss)	$(0.8)	$(4.7)	$2.2	$35.6	$33.7	-4312%	$33.8	$66.8	98%

						Point Change			Point Change
GAAP ratios
Loss and LAE
Current year:
Non-Cat Loss and LAE Incurred CAY	62.7%	64.9%	62.4%	59.3%	64.9%	(2.2)	61.8%	62.9%	(1.1)
Cat Loss and LAE Incurred CAY	1.1%	0.2%	3.3%	0.2%	-0.5%	1.6	0.9%	0.8%	0.1
Total Loss and LAE CAY	63.8%	65.1%	65.7%	59.5%	64.4%	(0.6)	62.7%	63.7%	(1.0)
Prior year
Non-Cat Loss and LAE Incurred PAY	1.5%	1.0%	-3.1%	-6.2%	-18.3%	19.8	0.7%	-6.4%	7.1
Cat Loss and LAE Incurred PAY	0.0%	-0.1%	0.0%	-0.2%	0.0%	—	0.1%	-0.1%	0.2
Total Loss and LAE PAY	1.5%	0.9%	-3.1%	-6.4%	-18.3%	19.8	0.8%	-6.5%	7.3
Total loss and LAE	65.3%	66.0%	62.6%	53.1%	46.1%	19.2	63.5%	57.2%	6.3

Policy acquisition expenses	15.5%	17.3%	18.0%	14.2%	19.8%	(4.3)	16.2%	17.3%	(1.0)
Other underwriting expenses	19.6%	19.2%	18.2%	13.1%	14.7%	4.9	16.2%	16.3%	(0.1)
Total expenses	35.1%	36.5%	36.2%	27.3%	34.5%	0.6	32.4%	33.6%	(1.2)

GAAP combined ratio	100.4%	102.5%	98.8%	80.4%	80.6%	19.8	95.9%	90.8%	5.2

Combined ratio before catastrophes	99.3%	102.4%	95.5%	80.4%	81.1%	18.2	94.9%	90.1%	4.9
Combined ratio before catastrophes and prior year development	97.8%	101.3%	98.6%	86.6%	99.4%	(1.6)	94.2%	96.5%	(2.3)

Long-term incentive compensation (LTIP) expense	1.1%	1.1%	1.4%	1.2%	1.1%	0.0	0.9%	1.2%	(0.3)

Combined ratio before catastrophes, prior year development and LTIP expense	96.7%	100.2%	97.2%	85.4%	98.3%	(1.6)	93.3%	95.3%	(2.0)

(1) Includes income statement eliminations between traditional personal lines and AutoOne.

(2) During Q4 2007 the Company reallocated reserves from ongoing lines of business to run-off.  This had the effect of lowering the loss and LAE and GAAP combined ratios for specialty, commercial and personal lines but had no net impact on overall results.

PIO-13

OneBeacon Insurance Group, Ltd.

Personal Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	December 31,
	2006	2007	2007	2007	2007	% Change	2006	2007	% Change
Net written premiums

Traditional personal lines excluding reciprocals (2)	$79.1	$78.2	$87.9	$93.9	$78.0	-1%	$492.7	$338.0	-31%
Reciprocals (2)	56.5	54.9	60.3	58.0	48.1	-15%	93.2	221.3	137%
Sub-total traditional personal lines	135.6	133.1	148.2	151.9	126.1	-7%	585.9	559.3	-5%
AutoOne	40.9	39.7	33.9	30.6	30.4	-26%	222.6	134.6	-40%
Total (1)	$174.3	$172.8	$180.4	$182.5	$154.7	-11%	$800.6	$690.4	-14%

Earned premiums

Traditional personal lines excluding reciprocals (2)	$128.1	$105.0	$97.6	$91.5	$86.8	-32%	$554.6	$380.9	-31%
Reciprocals (2)	17.4	33.3	41.5	51.4	53.3	206%	41.5	179.5	333%
Sub-total traditional personal lines	145.5	138.3	139.1	142.9	140.1	-4%	596.1	560.4	-6%
AutoOne	53.6	52.1	42.1	39.5	34.3	-36%	230.6	168.0	-27%
Total (1)	$197.6	$189.8	$180.5	$181.8	$172.9	-13%	$822.3	$725.0	-12%

(1) Includes income statement elimination between traditional personal lines and AutoOne.

(2) Adirondack Insurance Exchange (Adirondack), a reciprocal insurance exchange, was approved to write business in New York in 2006. Adirondack began writing new and renewing traditional personal lines policies in the second half of 2006.

PIO-14

OneBeacon Insurance Group, Ltd.

Personal Lines - Statistical Premium Information

($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,	Dec 31,
	2006	2007	2007	2007	2007	2006	2007
Renewal price change

Auto (1)	-1%	-2%	2%	2%	2%	1%	2%
Homeowners (2)	8%	8%	9%	9%	9%	6%	9%

Premium retention (3)

Auto	77%	80%	78%	77%	78%	76%	78%
Homeowners	92%	95%	96%	97%	99%	87%	97%

PIF growth

Auto (4)	-1%	0%	2%	1%	-1%	-11%	3%
Homeowners	1%	1%	2%	1%	0%	3%	4%

New business

Auto	$16	$18	$19	$19	$13	$54	$70
Homeowners	$10	$10	$10	$9	$7	$37	$36
AutoOne	$14	$10	$9	$10	$10	$95	$40

(1) Renewal price change is the quarterly impact of annual rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the auto book to calculate the aggregate impact. Excludes MA auto and AutoOne.

(2) Renewal price change is the quarterly impact of annual rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the home book to calculate the aggregate impact, including Insured To Value (ITV).

(3) Retention is calculated by dividing renewal premium in the current period by total written premium in the prior period. Auto retention excludes MA auto and AutoOne.

(4) Excludes MA auto and AutoOne.

PIO-15

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Loss and LAE Reserve Summary

($ in millions)

	Three months ended				Twelve months ended
	Dec 31,		Dec 31,		Dec 31,		Dec 31,
	2006		2007		2006		2007

Gross beginning Loss and LAE Reserves	$5,247.3		$4,841.3		$5,713.4		$5,108.2
Less beginning reinsurance recoverable on unpaid	(3,169.9)		(2,924.7)		(3,382.0)		(3,079.7)
Net loss and LAE reserves	2,077.4		1,916.6		2,331.4		2,028.5

Loss and LAE incurred:
Current accident year	291.7		269.8		1,157.4		1,138.1
Prior accident year	(2.7)		(7.1)		22.9		(48.3)
Total incurred losses	289.0		262.7		1,180.3		1,089.8

Loss and LAE paid:
Current accident year	(99.5)		(153.9)		(474.6)		(527.1)
Prior accident year	(238.4)		(157.2)		(1,008.6)		(723.0)
Total paid losses	(337.9)		(311.1)		(1,483.2)		(1,250.1)

Net ending reserve	2,028.5		1,868.2		2,028.5		1,868.2
Plus ending reinsurance recoverable on unpaid	3,079.7		2,850.6		3,079.7		2,850.6
Gross ending loss and LAE reserves	$5,108.2		$4,718.8		$5,108.2		$4,718.8

Earned premiums	$485.9		$466.1		$1,944.0		$1,873.6
Calendar year loss and LAE paid ratio	69.5%		66.7%		76.3%		66.7%
Calendar year loss and LAE incurred ratio	59.5%		56.3%		60.7%		58.2%
Prior accident year development	(0.5)	pts	(1.5)	pts	1.2	pts	(2.6)	pts
Current accident year loss and LAE paid to incurred ratio	34.1%		57.0%		41.0%		46.3%

PIO-16

OneBeacon Insurance Group, Ltd.

Affiliate Quota Shares Results (1)

($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Dec 31,
	2006	2007	2007	2007	2007	2006	2007

Net written premiums	$(136.3)	$—	$—	$—	$—	$185.7
Earned premiums	—	—	—	—	—	131.9	—
Total revenues	—	—	—	—	—	131.9	—

Loss and LAE
Current year	—	—	—	—	—	114.9	—
Prior year	—	—	—	—	—	(11.6)	—
Total loss and LAE	—	—	—	—	—	103.3	—
Policy acquisition expenses	—	—	—	—	—	47.6	—
Total expenses	—	—	—	—	—	150.9	—

Pre-tax loss	$—	$—	$—	$—	$—	$(19.0)	$—

(1) Affiliate Quota Shares includes two quota share reinsurance agreements with subsidiaries of White Mountains, which were entered into primarily for White Mountains’ capital management purposes. The affiliate quota share agreements were commuted during the fourth quarter of 2006.

OS-1

OneBeacon Insurance Group, Ltd.

Other Operations Results

($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2006	2007	2007	2007	2007	2006	2007
Net investment income (1)	$3.2	$4.9	$5.9	$6.3	$6.9	$9.5	$24.0
Net realized investment gains (losses)	(1.2)	—	0.2	(0.5)	(0.5)	(1.7)	(0.8)
Net other revenues (expenses)	3.8	(0.2)	(0.9)	(0.4)	(0.5)	17.0	(2.0)
Total revenues	5.8	4.7	5.2	5.4	5.9	24.8	21.2

General and administrative expenses	2.6	2.4	1.5	1.3	1.7	12.0	6.9
Accretion of fair value adjustments to loss and LAE reserves	5.7	4.0	4.0	4.0	4.0	23.0	16.0
Interest expense on debt	10.7	10.5	10.5	10.6	10.4	42.6	42.0
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	15.3	15.8	16.3	16.3	0 17.0	58.6	65.4
Total expenses	34.3	32.7	32.3	32.2	33.1	136.2	130.3

Pre-tax loss	$(28.5)	$(28.0)	$(27.1)	$(26.8)	$(27.2)	$(111.4)	$(109.1)

(1) Includes net investment income on assets held in trust as follows:

Net investment income on assets held in trust	2.2	$4.2	$4.1	$3.8	$3.7	n/a	$10.3

OS-2

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Earnings Pre-Tax (1)

($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2006	2007	2007	2007	2007	2006	2007	Change

Net investment income (loss)
Fixed maturity investments	$34.4	$40.2	$46.7	$40.9	$40.4	$161.3	$168.2	4%
Short-term investments	5.9	4.1	3.3	4.7	4.0	13.9	16.1	16%
Common equity securities	2.9	3.3	3.5	3.5	4.5	20.4	14.8	-27%
Convertible bonds	0.8	1.3	1.8	1.9	1.7	2.3	6.7
Other investments	(1.3)	0.6	0.6	0.8	0.9	5.5	2.9	-47%
Total investment income	42.7	49.5	55.9	51.8	51.5	203.4	208.7	3%
Less investment expenses	1.5	3.1	5.4	4.2	3.4	13.8	16.1	17%
Net investment income	$41.2	$46.4	$50.5	$47.6	$48.1	$189.6	$192.6	2%

Net realized investment gains (losses)
Fixed maturity investments	$(0.9)	$5.9	$3.9	$5.2	$3.2	$11.4	$18.2	60%
Short-term investments	—	—	—	—	0.2	—	0.2	0%
Common equity securities	46.2	40.6	38.3	7.5	22.1	104.6	108.5	4%
Convertible bonds	0.2	(0.1)	3.5	6.8	1.7	27.8	11.9
Other investments	13.1	8.5	11.4	11.2	3.8	19.8	34.9	76%
Net realized investment gains	$58.6	$54.9	$57.1	$30.7	$31.0	$163.6	$173.7	6%

Change in net unrealized gains (losses) on investments (2) (3)
Fixed maturity investments	$0.2	$9.9	$(36.6)	$24.1	$15.8	$(16.2)	$13.2	181%
Short-term investments	—	—	—	0.1	(0.1)	(0.5)	—	100%
Common equity securities	14.5	(5.1)	2.0	(10.8)	(15.2)	33.3	(29.1)	-187%
Convertible bonds	—	—	—	—	—	(11.0)	—
Other investments	19.4	6.5	16.3	(13.8)	(1.8)	13.8	7.2	48%
Change in net unrealized gains (losses) on investments	$34.1	$11.3	$(18.3)	$(0.4)	$(1.3)	$19.4	$(8.7)	145%

Change in net unrealized foreign currency translation
Fixed maturity investments	$11.2	$2.0	$6.5	$(7.3)	$(2.9)	$21.1	$(1.7)	-108%
Short-term investments	—	—	—	—	—	—	—	0%
Common equity securities	(0.8)	0.1	1.6	0.9	(0.1)	(0.8)	2.5	NM
Convertible bonds	—	—	—	—	—	—	—
Other investments	—	—	—	—	—	—	—	0%
Change in net unrealized foreign currency translation	$10.4	$2.1	$8.1	$(6.4)	$(3.0)	$20.3	$0.8	-96%

Total investment return
Fixed maturity investments	$44.9	$58.0	$20.5	$62.9	$56.5	$177.6	$197.9	11%
Short-term investments	5.9	4.1	3.3	4.8	4.1	13.4	16.3	22%
Common equity securities	62.8	38.9	45.4	1.1	11.3	157.5	96.7	-39%
Convertible bonds	1.0	1.2	5.3	8.7	3.4	19.1	18.6
Other investments	31.2	15.6	28.3	(1.8)	2.9	39.1	45.0	15%
Total investment return	$145.8	$117.8	$102.8	$75.7	$78.2	$406.7	$374.5	-8%

(1) Excludes the return on assets held to economically defease the Company’s mandatorily redeemable preferred stock. Fourth quarter 2006, first quarter 2007, second quarter 2007, third quarter 2007, fourth quarter 2007 and the twelve months ended December 31, 2006 and 2007 exclude net investment income of $2.2 million, $4.2 million, $4.1 million, $3.8 million, $3.7 million, $2.2 million and $15.9 million, respectively, related to the economic defeasance of the Company’s mandatorily redeemable preferred stock.

(2) Excludes changes in unrealized gains and losses on our investment in Main Street America while it was accounted for under the equity method.

(3) The twelve months ended December 31, 2006 includes the impact of adopting Statement of Financial Accounting Standards No. 155.

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Returns (1)

($ in millions)

	Three Months Ended					Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2006	2007	2007	2007	2007	2006	2007

Average market value of investments
Fixed maturity investments	$2,987.1	$3,090.4	$3,030.2	$3,025.6	$2,988.9	$3,120.7	$3,039.7
Short-term investments	405.5	323.0	281.2	330.0	376.1	314.6	326.7
Common equity securities	704.7	738.2	748.9	777.4	814.2	682.5	772.6
Convertible bonds	365.8	398.0	430.3	433.0	405.6	290.5	410.3
Other investments	263.3	282.7	310.0	327.7	335.6	252.0	313.9
Total average market value	$4,726.3	$4,832.3	$4,800.6	$4,893.7	$4,920.4	$4,660.3	$4,863.2

Investment returns
Fixed maturity investments	1.5%	1.9%	0.7%	2.1%	1.9%	5.7%	6.5%
Short-term investments	1.5%	1.3%	1.2%	1.5%	1.1%	4.3%	5.0%
Common equity securities	8.9%	5.3%	6.1%	0.1%	1.4%	23.1%	12.5%
Convertible fixed maturities	0.3%	0.3%	1.2%	2.0%	0.8%	6.6%	4.5%
Other investments	11.8%	5.5%	9.1%	-0.5%	0.9%	15.5%	14.3%

Total return	3.1%	2.4%	2.1%	1.5%	1.6%	8.7%	7.7%

Average amortized cost of investments
Fixed maturity investments	$2,955.1	$3,045.8	$2,993.3	$2,980.7	$2,926.3	$3,082.8	2,981.2
Short-term investments	405.5	323.0	281.2	329.9	376.0	314.5	326.7
Common equity securities	544.0	572.2	583.5	615.2	657.5	520.5	605.9
Convertible fixed maturities	365.8	398.1	430.4	433.2	405.6	288.3	410.3
Other investments	224.4	230.9	246.8	217.3	278.9	214.0	256.2
Total average amortized cost	$4,494.7	$4,569.9	$4,535.1	$4,576.2	$4,644.3	$4,420.1	$4,580.4

Investment yield
Fixed maturity investments	1.2%	1.3%	1.6%	1.4%	1.4%	5.2%	5.6%
Short-term investments	1.5%	1.3%	1.2%	1.4%	1.1%	4.4%	4.9%
Common equity securities	0.5%	0.6%	0.6%	0.6%	0.7%	3.9%	2.4%
Convertible fixed maturities	0.2%	0.3%	0.4%	0.4%	0.4%	0.8%	1.6%
Other investments	-0.6%	0.3%	0.2%	0.4%	0.3%	2.6%	1.1%

Total investment yield	1.0%	1.1%	1.2%	1.1%	1.1%	4.6%	4.6%

(1) Excludes the assets held to economically defease the Company’s mandatorily redeemable preferred stockand the related return and yield on those assets held.

OneBeacon Insurance Group, Ltd.

Consolidated - Composition of Invested Assets (1)

($ in millions)

	Dec 31,		Mar 31,		Jun 30,		Sep 30,		Dec 31,
	2006		2007		2007		2007		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturity investments	$3,160.0	64.8%	$3,020.8	63.1%	$3,039.5	63.2%	$3,011.3	60.5%	$2,966.6	61.0%
Short-term investments	319.1	6.5%	327.0	6.8%	235.4	4.9%	424.5	8.5%	327.4	6.7%
Common stock	737.0	15.1%	739.3	15.4%	758.4	15.8%	796.2	16.0%	832.1	17.1%
Convertible bonds	379.7	7.8%	416.4	8.7%	444.3	9.2%	422.0	8.5%	389.2	8.0%
Other investments	278.1	5.7%	287.3	6.0%	332.7	6.9%	322.7	6.5%	348.6	7.2%
Total investments, market value	$4,873.9	100.0%	$4,790.8	100.0%	$4,810.3	100.0%	$4,976.7	100.0%	$4,863.9	100.0%

U.S. government obligations	$804.3	23.4%	$593.4	17.3%	$562.0	18.5%	$467.8	15.5%	$458.2	15.4%
Debt securities issued by industrial corporations	1,060.4	40.7%	1,080.6	43.6%	1,072.7	35.3%	1,065.8	35.4%	1,098.6	37.0%
Municipal obligations	8.6	0.2%	8.6	0.2%	8.5	0.3%	8.5	0.3%	8.5	0.3%
Asset-backed securities	1,097.1	31.0%	1,165.5	33.9%	1,232.6	40.6%	1,209.6	40.2%	1,122.0	37.8%
Foreign government obligations	54.1	0.9%	41.3	1.2%	41.0	1.3%	143.6	4.8%	134.0	4.5%
Preferred stocks	135.5	3.8%	131.4	3.8%	122.7	4.0%	116.0	3.9%	145.3	4.9%
Total fixed maturity investments, market value	$3,160.0	100.0%	$3,020.8	100.0%	$3,039.5	100.0%	$3,011.3	100.0%	$2,966.6	100.0%

Government bonds	$699.5	25.1%	$565.1	26.4%	$549.1	18.2%	$564.6	19.0%	$440.8	15.1%
AAA/Aaa	1,089.4	28.5%	1,035.1	23.1%	1,101.3	36.5%	1,117.1	37.6%	1,172.7	40.2%
AA/Aa	145.7	3.1%	101.0	3.3%	104.4	3.5%	87.5	2.9%	45.6	1.6%
A/A	492.6	16.2%	581.1	21.7%	586.1	19.4%	504.5	17.0%	617.8	21.2%
BBB/BBa	593.8	20.4%	587.8	20.7%	585.5	19.4%	539.7	18.2%	436.5	15.0%
Other/not rated	100.8	6.7%	99.7	4.8%	90.3	3.0%	159.2	5.4%	201.0	6.9%
Total fixed maturities, amortized cost	$3,121.8	100.0%	$2,969.8	100.0%	$3,016.7	100.0%	$2,972.6	100.0%	$2,914.4	100.0%

(1) Excludes assets held to economically defease the Company’s mandatorily redeemable preferred stock.